IMPACT OF THE COVID-19 PANDEMIC	12 Months Ended
Mar. 31, 2021
Disclosure Of The Impact Of The COVID-19 Pandemic [Abstract]
Impact of the Covid-19 pandemic	IMPACT OF THE COVID-19 PANDEMIC
The COVID-19 pandemic has created unprecedented uncertainty in the global economy, the global air transportation environment, air passenger travel and to CAE’s business. Several of its customers are facing significant challenges, with airlines and, to a lesser extent, business jet operators having to ground many aircraft in response to travel bans, border restrictions, and lower demand for air travel. The Company continues to take measures to protect the health and safety of its employees, work with its customers to minimize potential disruptions and support its community in addressing the challenges posed by this global pandemic. This outbreak has had an important and immediate impact on all its businesses throughout fiscal 2021, especially in the Civil Aviation Training Solutions segment, as a result of an unprecedented shock to demand together with significant disruptions to its own operations, including temporary facility closures, supply chain disruptions, program execution delays, slower procurement decisions and changes to its customers’ acquisition priorities. The global roll-out of vaccines to combat COVID-19 is encouraging, however, renewed quarantine measures and border restrictions to contain the spread of the virus continue to impact CAE's customers and businesses.

For the Civil Aviation Training Solutions segment, the impacts of the COVID-19 pandemic started at the end of the fourth quarter of fiscal 2020 and resulted in the temporary closure of certain training centre operations, lower utilization of its simulators in the network due to reduced demand from aviation customers and interruptions in the execution of its backlog. At the worst point during the first quarter of fiscal 2021, more than half of its Civil training locations worldwide had totally suspended operations or operated at significantly reduced capacity. However, by the end of June 2020, all previously closed training locations had re-opened at full or reduced capacities, and opening hours gradually resumed to normal. The Company began to see some recoveries in training utilization starting in the second quarter of fiscal 2021 with gradual improvements continuing through the fourth quarter, especially in its business aviation training business, however, it remains operating at significantly lower levels than the prior year.

For the Defence and Security segment, delays in the awarding of new contracts and in the execution and advancement of certain programs continue to be experienced.

For the Healthcare segment, customers continue to be focused on managing the acute operational demands of this healthcare crisis, which resulted in less budget for normal operations and training projects.

Throughout the year, the Company operated with several flexible measures implemented to protect its financial position and preserve liquidity, including the reduction of capital expenditures and R&D investments, strict cost containment measures, salary freezes, temporary salary reductions in the first half of fiscal 2021, reduced work weeks, layoffs, a suspension of its common share dividend and share repurchase plan, obtaining payment deferrals on certain government royalty and R&D obligations, as well as applying for government support programs where eligible. Additionally, the Company has worked with defence customers to secure more favorable terms for milestone payments and with suppliers for extended payment terms.